Exhibit 99.2


          Bio-Rad Laboratories, Inc.,

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Christine A. Tsingos, of Bio-Rad Laboratories, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C.
          Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               1. the Annual Report on Form 10-K of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

               2.   the   information  contained   in  the   Report  fairly
                    presents, in all material respects, the financial condition and results of operations of the Registrant.



          Dated:   March 26, 2003            /s/ Christine A. Tsingos
                                             Christine A. Tsingos
                                             Vice President,
                                             Chief Financial Officer
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